ACCUMULATED OTHER COMPREHENSIVE LOSS ATTRIBUTABLE TO SHAREHOLDERS	12 Months Ended
Dec. 31, 2020
ACCUMULATED OTHER COMPREHENSIVE LOSS ATTRIBUTABLE TO SHAREHOLDERS
ACCUMULATED OTHER COMPREHENSIVE LOSS ATTRIBUTABLE TO SHAREHOLDERS

22. ACCUMULATED OTHER COMPREHENSIVE LOSS ATTRIBUTABLE TO SHAREHOLDERS

	Cash flow	Defined
	hedges[1]	benefit plans	Total
Balance as of December 31, 2017	$(14.5)	$(45.9)	$(60.4)
Other comprehensive loss	(15.8)	(5.1)	(20.9)
Balance as of December 31, 2018	(30.3)	(51.0)	(81.3)
Other comprehensive income (loss)	70.6	(51.2)	19.4
Balance as of December 31, 2019	40.3	(102.2)	(61.9)
Other comprehensive loss	(10.7)	(58.5)	(69.2)
Balance as of December 31, 2020	$29.6	$(160.7)	$(131.1)
[1]

No significant amount is expected to be reclassified in income over the next 12 months in connection with derivatives designated as cash flow hedges. The balance is expected to reverse over a 6 1/4‑year period.